UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  August 29, 2006

HEMACARE CORPORATION

(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21101 Oxnard Street, Woodland Hills, CA 91367
(Address of principal executive offices) (Zip Code)

(818) 226-1968
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K amends and supersedes in its entirety the Current Report which was filed on September 5, 2006 (the “Report”).  In the Report, the Company indicated that it would file the financial statements and the financial information required under Item 9.01(a) and (b) no later than 71 calendar days after September 5, 2006.  The Company is hereby filing this Amendment No. 1 to Form 8-K to update portions of Item 2.01, Completion of Acquisition or Disposition of Assets, which were estimated at the time of the Report, and to reflect the amendment of the Stock Purchase Agreement, and other related documents, which the parties entered into on November 14, 2006.  In addition, this Amendment No. 1 updates Item 9.01, Financial Statements and Exhibits, to include the financial statements of the business acquired, and pro forma financial information which was not available at the time of the Report.

Item 2.01.              Completion of Acquisition or Disposition of Assets.

On August 29, 2006, HemaCare Corporation (the “Company”) purchased all the outstanding shares of the capital stock of Teragenix Corporation, a Florida corporation which provides human biological samples, quality control products and clinical trial management services (“Teragenix”), pursuant to that certain Stock Purchase Agreement dated as of August 29, 2006, among the Company, Teragenix, Joseph Mauro and Valentin Adia (the “Stock Purchase Agreement”).  The purchase price consisted of (i) $1,372,203 in cash, (ii) up to an additional $250,000 in cash, subject to the Company’s right to set-off, (iii) 285,895 shares of the Company’s Common Stock, (iv) secured, subordinated promissory notes issued by the Company in the aggregate principal amount of $200,000, (v) up to 248,000 additional shares of the Company’s Common Stock based on the “EBIT” (as defined) of Teragenix for the fiscal year ended March 31, 2007, and (vi) up to an additional $1,300,000 in cash based on the EBIT of Teragenix for the three fiscal years ended December 31, 2008, all as more fully described in the Stock Purchase Agreement.

The Company has entered into an employment agreement with Messrs. Mauro and Adia, pursuant to which they are employed as the Division President and the Vice President of Business Development, respectively, of Teragenix.  The term of employment for Messrs. Mauro and Adia commences on August 29, 2006 and expires on August 29, 2009 and automatically renews for an additional twelve months at the end of the initial term or any renewal term unless 90 days notice is given by either party.  Messrs. Mauro and Adia are entitled to receive (i) an annual base salary of $175,000 (subject to increase from time to time in the discretion of the Company’s board) and $125,000, respectively, (ii) a bonus of up to 20% and 16%, respectively, of base salary upon the achievement of specific goals and objectives established by the Company’s Chief Executive Officer, (iii) reimbursement of reasonable and documented business expenses and (iv) all benefits available to the Company’s employees generally or to senior executives.  In addition, Messrs. Mauro and Adia are entitled to receive (i) a $1,250 monthly automobile allowance and (ii) a whole life insurance policy in a face amount equal to their respective annual base salary.  In the event employment is terminated by the Company other than for “cause” (as defined) or by the employee for “good reason” (as defined), the employee shall be entitled to his annual base salary for the remainder of the term or twelve months, whichever is greater, and payment to continue his health insurance coverage for such period or until he obtains full-time employment, whichever is sooner.

On August 29, 2006, Teragenix issued to each of Dr. Lawrence Feldman and Dr. Karen Raben an unsecured, subordinated promissory note in the principal amount of $250,000, Messrs. Mauro and Adia contributed $400,000 to Teragenix, of which $200,000 was paid to each of Drs. Feldman and Raben, and the Company issued to each of Drs. Feldman and Raben 78,947 shares of the Company’s Common Stock from the total shares issued as part of the purchase price, all in exchange for and upon the cancellation by each of them of a promissory note in the principal amount of $450,000, dated November 11, 2005, issued by Teragenix to Dr. Feldman and Dr. Raben.

On November 14, 2006, the Company, Teragenix and Messrs. Mauro and Adia entered into an amendment to the Stock Purchase Agreement to change the distribution of cash and stock earned based on Teragenix’ future EBIT to 65% to Mr. Mauro and 35% to Mr. Adia, a copy of which is attached as Exhibit 99.12 to this Amendment.

The foregoing summary of the transactions contemplated by the Stock Purchase Agreement, as amended, and the ancillary agreements referred to therein, is qualified in its entirety by the copies of such agreements attached as exhibits and incorporated by reference in the Report and the Amendment No. 1.

Item 3.02.              Unregistered Sales of Equity Securities.

In connection with the transactions described in Item 2.01, on August 29, 2006, the Company:

•                                          issued to Messrs. Mauro and Adia an aggregate of 128,000 shares of Common Stock;

•                                          agreed to issue to Messrs. Mauro and Adia up to an aggregate of 248,000 additional shares of Common Stock based on the EBIT of Teragenix for the fiscal year ended March 31, 2007; and

•                                          issued to Drs. Feldman and Raben an aggregate of 157,895 shares of Common Stock.

Such shares of Common Stock were issued, or will be issued if earned, directly, without the services of an underwriter, and without registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) of that Act.

Item 7.01               Regulation FD Disclosure.

On August 29, 2006, the Company issued a press release describing the transactions contemplated by the Stock Purchase Agreement and the ancillary agreements referred to therein.  A copy of such press release was attached as Exhibit 99.10 to the Report and was incorporated therein by this reference.

On August 29, 2006, the Company held an investor conference call discussing the transactions contemplated by the Stock Purchase Agreement and the ancillary agreements referred to therein. A transcript, of the conference call was attached to the Report as Exhibit 99.11 and was incorporated therein by reference.

Neither the information in this Item 7.01 nor Exhibit 99.10 and 99.11 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

The unaudited balance sheet of Teragenix Corporation as of June 30, 2006, and the unaudited statement of income, and notes thereto, for the six months ended June 30, 2006, and 2005 are filed as Exhibit 99.13 hereto.

The audited balance sheets of Teragenix Corporation as of December 31, 2004 and 2005, and the audited statements of income, statements of stockholders’ equity and statements of cash flows, and the notes thereto, for the years ended December 31, 2004 and 2005, and the report of McGladrey & Pullen, LLP on the audited financial statements, are filed as Exhibit 99.14.

The audited balance sheets of Teragenix Corporation as of December 31, 2002 and 2003, and the audited statements of income and retained earnings, statement of cash flows, and the notes thereto, for the years ended December 31, 2002 and 2003, and the report of Panagos, Salver & Cook, LLP on the audited financial statements, are filed as Exhibit 99.15.

 (b)          Pro Forma Financial Information.

The unaudited pro forma consolidated condensed balance sheet as of June 30, 2006 giving effect to the acquisition and the unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2006 and the year ended December 31, 2005 giving effect to the acquisition of Teragenix Corporation as if it had occurred on January 1, 2005, and related notes thereto, are filed as Exhibit 99.16.

(d)           Exhibits

Exhibit No.	Description
23.1	Consent of McGladrey & Pullen, LLP.

23.2	Consent of Panagos, Salver & Cook, LLP.

99.1*

Stock Purchase Agreement dated as of August 29, 2006, among HemaCare Corporation, Joseph Mauro, Valentin Adia and Teragenix Corporation, incorporated by reference to Exhibit 99.1 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.2

Escrow Agreement dated as of August 29, 2006, among HemaCare Corporation, Joseph Mauro, Valentin Adia and U.S. Bank, National Association, incorporated by reference to Exhibit 99.2 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.3

Promissory Note dated August 29, 2006, in the principal amount of $153,800, of HemaCare Corporation payable to Joseph Mauro, incorporated by reference to Exhibit 99.3 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.4

Promissory Note dated August 29, 2006, in the principal amount of $46,200, of HemaCare Corporation payable to Valentin Adia, incorporated by reference to Exhibit 99.4 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.5†

Employment Agreement dated August 29, 2006, between HemaCare Corporation and Joseph Mauro, incorporated by reference to Exhibit 99.5 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.6†

Employment Agreement dated August 29, 2006, between HemaCare Corporation and Valentin Adia, incorporated by reference to Exhibit 99.6 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.7

Promissory Note dated August 29, 2006, in the principal amount of $250,000, of Teragenix Corporation, payable to Dr. Lawrence Feldman, incorporated by reference to Exhibit 99.7 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.8

Promissory Note dated August 29, 2006, in the principal amount of $250,000, of Teragenix Corporation, payable to Dr. Karen Raben, incorporated by reference to Exhibit 99.8 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.9

Letter agreement dated August 29, 2006, among HemaCare Corporation, Teragenix Corporation, Dr. Lawrence Feldman and Dr. Karen Raben, incorporated by reference to Exhibit 99.9 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.10

Press release dated August 29, 2006, entitled “HemaCare Announces Acquisition of Teragenix Corporation”, incorporated by reference to Exhibit 99.10 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.11	Transcript of conference call conducted by HemaCare Corporation on August 29, 2006, incorporated by reference to Exhibit 99.11 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.12	Amendment to Stock Purchase Agreement dated as of November 14, 2006, among HemaCare Corporation, Joseph Mauro, Valentin Adia and Teragenix Corporation.

99.13	Unaudited balance sheet of Teragenix Corporation as of June 30, 2006, and the unaudited statements of income and notes thereto, for the six months ended June 30, 2006 and 2005.

99.14

Audited balance sheets of Teragenix Corporation as of December 31, 2004 and 2005 and the audited statements of income, statements of stockholders’ equity and statements of cash flows, and the notes thereto, for the years ended December 31, 2004 and 2005.

99.15

Audited balance sheets of Teragenix Corporation as of December 31, 2002 and 2003, and the audited statements of income and retained earnings, statement of cash flows, and the notes thereto, for the years ended December 31, 2002 and 2003.

99.16	Unaudited pro forma condensed consolidated financial information.

*                    Certain exhibits and schedules to this exhibit have been omitted.  Any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

†                     Management contracts and compensatory plans and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2006	HEMACARE CORPORATION

	By	/s/ Robert S. Chilton
Robert S. Chilton,
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of McGladrey & Pullen, LLP.

23.2	Consent of Panagos, Salver & Cook, LLP.

99.1*

Stock Purchase Agreement dated as of August 29, 2006, among HemaCare Corporation, Joseph Mauro, Valentin Adia and Teragenix Corporation, incorporated by reference to Exhibit 99.1 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.2

Escrow Agreement dated as of August 29, 2006, among HemaCare Corporation, Joseph Mauro, Valentin Adia and U.S. Bank, National Association, incorporated by reference to Exhibit 99.2 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.3

Promissory Note dated August 29, 2006, in the principal amount of $153,800, of HemaCare Corporation payable to Joseph Mauro, incorporated by reference to Exhibit 99.3 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.4

Promissory Note dated August 29, 2006, in the principal amount of $46,200, of HemaCare Corporation payable to Valentin Adia, incorporated by reference to Exhibit 99.4 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.5†

Employment Agreement dated August 29, 2006, between HemaCare Corporation and Joseph Mauro, incorporated by reference to Exhibit 99.5 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.6†

Employment Agreement dated August 29, 2006, between HemaCare Corporation and Valentin Adia, incorporated by reference to Exhibit 99.6 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.7

Promissory Note dated August 29, 2006, in the principal amount of $250,000, of Teragenix Corporation, payable to Dr. Lawrence Feldman, incorporated by reference to Exhibit 99.7 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.8

Promissory Note dated August 29, 2006, in the principal amount of $250,000, of Teragenix Corporation, payable to Dr. Karen Raben, incorporated by reference to Exhibit 99.8 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.9

Letter agreement dated August 29, 2006, among HemaCare Corporation, Teragenix Corporation, Dr. Lawrence Feldman and Dr. Karen Raben, incorporated by reference to Exhibit 99.9 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.10

Press release dated August 29, 2006, entitled “HemaCare Announces Acquisition of Teragenix Corporation”, incorporated by reference to Exhibit 99.10 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.11	Transcript of conference call conducted by HemaCare Corporation on August 29, 2006, incorporated by reference to Exhibit 99.11 to Registrant’s Current Report on Form 8-K filed on September 5, 2006.

99.12	Amendment to Stock Purchase Agreement dated as of November 14, 2006, among HemaCare Corporation, Joseph Mauro, Valentin Adia and Teragenix Corporation.

99.13	Unaudited balance sheet of Teragenix Corporation as of June 30, 2006, and the unaudited statements of income, and notes thereto, for the six months ended June 30, 2006 and 2005.

99.14

Audited balance sheets of Teragenix Corporation as of December 31, 2004 and 2005 and the audited statements of income, statements of stockholders’ equity and statements of cash flows, and the notes thereto, for the years ended December 31, 2004 and 2005.

99.15

Audited balance sheets of Teragenix Corporation as of December 31, 2002 and 2003, and the audited statements of income and retained earnings, statement of cash flows, and the notes thereto, for the years ended December 31, 2002 and 2003.

99.16	Unaudited pro forma condensed consolidated financial information.

*                    Certain exhibits and schedules to this exhibit have been omitted.  Any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

†                     Management contracts and compensatory plans and arrangements.